GMAC RFC (Graphic Omitted)

                            ABS NEW ISSUE TERM SHEET


                    $675,000,000 CERTIFICATES (APPROXIMATE)

          HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2004-KS3

                           RASC SERIES 2004-KS3 TRUST
                                     Issuer

                    RESIDENTIAL ASSET SECURITIES CORPORATION
                                   Depositor

                         RESIDENTIAL FUNDING CORPORATION
                                Master Servicer


                                 MARCH 8, 2004

             GMAC RFC Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]

ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.




________________________________________________________________________________
This Information was prepared by Citigroup Global Markets Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.










STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

 The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

 The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

 Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

 In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

 Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


             GMAC RFC Securities [GRAPHIC OMITTED][GRAPHIC OMITTED]

RESIDENTIAL ASSET SECURITIES CORPORATION HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-KS3 $675,000,000 (APPROXIMATE)


                              RASC SERIES 2004-KS3

----------------------------------------------------------------------------------------------------------

                                                                  Expected
                                                                  Principal    Final          Expected
                                                      Expected      Window     Scheduled      Ratings
               Loan     Expected    Interest Principal WAL (yrs)     (mos)      Distribution   (Moody's /
Class          Group  Size ($) (1)   Type     Type    Call/Mat     Call/Mat     Date (9)     S&P/Fitch)
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      0.95 /
A-I-1(3)(6)      I     63,000,000   Floating   SEQ       0.95     1-20 / 1-20   12/25/2020   Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      2.00 /       20-28 /
A-I-2(3)(6)      I     23,900,000   Fixed     SEQ       2.00        20-28      12/25/2024   Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      3.00 /       28-47 /
A-I-3(3)(6)      I     33,400,000   Fixed     SEQ       3.00        28-47      8/25/2029    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      5.00 /       47-78 /
A-I-4(3)(6)      I     22,400,000   Fixed     SEQ       5.00        47-78      2/25/2032    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      8.32 /       78-104 /
A-I-5(3)(5)(6)   I     17,500,000   Fixed     SEQ       10.78       78-222     4/25/2034    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      6.47 /       37-104 /
A-I-6(3)(6)(7)   I     17,800,000   Fixed     NAS       6.60        37-220     4/25/2034    Aaa/AAA/AAA
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
M-I-1(3)(6)(10)  I     9,500,000    Fixed     MEZ     5.79 /       37-104 /    4/25/2034     Aa2/AA/AA
                                                        6.31        37-171
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      5.79 /       37-104 /
M-I-2(3)(6)(10)   I     7,000,000    Fixed     MEZ       6.20        37-153     4/25/2034      A2/A+/A
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      5.77 /       37-104 /
M-I-3(3)(6)(10)   I     5,500,000    Fixed     MEZ       5.94        37-131     4/25/2034   Baa2/BBB+/BBB
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ----------------------------------------------------
A-II-A(4)(5)(6)II-A   198,906,250   FloatingPass-Thru                   **Not Offered**
-------------- ------ ------------- ------- --------- ----------------------------------------------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
A-II-B1(4)(5)(6II-B    99,000,000   Floating  SEQ     1.00 /     1-22 / 1-22   9/25/2024    Aaa/AAA/AAA
                                                        1.00
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                     3.19 /       22-68 /
A-II-B2(4)(5)  II-B    99,906,250   Floatin   SEQ       3.51        22-148     4/25/2034    Aaa/AAA/AAA
        (6)
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
M-II-1(4)(5)(6)(II)    30,875,000  Floating MEZ     4.32 /          42-68 /    4/25/2034   Aa2/AA/AA
                                                        4.69        42-122
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
                                                      4.15 /       39-68 /
M-II-2(4)(5)(6) (II)    26,125,000   Floating   MEZ       4.47        39-110     4/25/2034      A2/A+/A+
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------
              )                                       4.06 /       37-68 /
M-II-3(4)(5)(6) (II)    20,187,500   Floating   MEZ       4.24        37-94      4/25/2034   Baa2/BBB+/BBB
-------------- ------ ------------- ------- --------- ---------- ------------- ----------- ---------------

 STRUCTURE:

(1) The size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the first possible related Optional Termination Date and the applicable Pricing Speed for the related loan group.

(3) Loan group I pricing speed of 23% HEP (assumes that prepayments start at 2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).
(4) Loan group II pricing speed of 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)
(5) The pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum, the applicable margin on the Class A-II Certificates will increase to 2x their original margin and the applicable margin on the Class M-II Certificates will increase to 1.5x their original margin beginning on the second Distribution Date after the first possible related Optional Termination Date.
(6) The Offered Certificates may be subject to the Group I Net WAC Cap Rate, the Class A-1 Net WAC Cap Rate or the Group II Net WAC Cap Rate, as applicable.
(7)   Principal Lockout Bond.
(8)   Not offered hereby but will be offered via the prospectus supplement.
(9) For the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-II-B1 Certificates, the Final Scheduled Distribution Date will be calculated assuming no prepayments, losses or delinquencies on the Mortgage Loans, no termination of the Trust with respect to either loan group on the related Optional Termination Date, a required overcollateralization amount of $0, and no Excess Cash Flow on any Distribution Date. For all other classes of certificates, the Final Scheduled Distribution Date is the Distribution Date in the month following the latest maturing Mortgage Loan in any loan group.
(10) The Class M-I Certificates and the Class M-II Certificates are not expected to receive principal payments prior to the related Stepdown Date.
________________________________________________________________________________

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities.

TITLEOF  SECURITIES:   RASC  Home  Equity  Mortgage  Asset-Backed   Pass-Through
     Certificates, Series 2004-KS3

ISSUER: RASC Series 2004-KS3 Trust

OFFERED CERTIFICATES:  Class A-I-1 Certificates, Class A-I-2 Certificates, Class
     A-I-3 Certificates, Class A-I-4 Certificates, Class A-I-5 Certificates and Class A-I-6 Certificates (the "Class A-I Certificates"); Class A-II-A Certificates; Class A-II-B1 Certificates and Class A-II-B2 Certificates (the "Class A-II-B Certificates"). The Class A-II-A Certificates and the Class A-II-B Certificates are referred to herein as the "Class A-II Certificates". The Class A-I Certificates and the Class A-II Certificates are referred to herein as the "Class A Certificates".

     Class M-I-1 Certificates, Class M-I-2 Certificates and Class M-I-3 Certificates (the "Class M-I Certificates"); Class M-II-1 Certificates, Class M-II-2 Certificates and Class M-II-3 Certificates (the "Class M-II Certificates"). Class M-I-1 Certificates and Class M-II-1 Certificates (the "Class M-1 Certificates"); Class M-I-2 Certificates and Class M-II-2 Certificates (the "Class M-2 Certificates"); Class M-I-3 Certificates and Class M-II-3 Certificates (the "Class M-3 Certificates").

     The Class M-I Certificates and the Class M-II Certificates are referred herein as the "Class M Certificates". The Class A Certificates and the Class M Certificates are referred to herein as the "Offered Certificates". Notwithstanding the foregoing definition of Offered Certificates, the Class A-II-A Certificates are not being offered hereby.

MASTER SERVICER: Residential Funding Corporation

SUB-SERVICER:  The primary  servicing will be provided by HomeComings  Financial
     Network, Inc., a wholly owned subsidiary of Residential Funding Corporation, with respect to approximately 71.93% of the Mortgage Loans in Loan Group I and 89.10% of the Mortgage Loans in Loan Group II.(1)

TRUSTEE: JPMorgan Chase Bank

DEPOSITOR: Residential Asset Securities Corporation, an affiliate of Residential
     Funding Corporation

JOINTLEAD  MANAGERS:  Citigroup  Global  Markets  Inc.  and Credit  Suisse First
     Boston LLC

CO-MANAGER: Residential Funding Securities Corporation

MORTGAGE INSURANCE  With respect to certain of the Group I Loans only,  Mortgage
     Guaranty

PROVIDER:                    Insurance Corporation ("MGIC").

STATISTICAL CUT-OFF DATE:    February 1, 2004

CUT-OFF DATE:                March 1, 2004

CLOSING DATE:                On or about March 30, 2004

DISTRIBUTION DATES: The 25th day of each month (or the next business day), commencing in April 2004.

FORM OF CERTIFICATES: The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: The Class A Certificates and the Class M-1 Certificates will be offered in minimum denominations of $25,000 and integral multiples of $1 in excess thereof. The Class M-2 Certificates and Class M-3 Certificates will be offered in minimum denominations of $250,000 and integral multiples of $1 in excess thereof.


TAX STATUS: The Offered Certificates will be designated as regular interests in a REMIC and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISAELIGIBILITY: The Offered Certificates MAY BE eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or Section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan's acquisition and ownership of such Offered Certificates.

SMMEAELIGIBILITY:  NONE of the Offered  Certificates  are expected to constitute
     "mortgage-related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

OPTIONAL  TERMINATION  DATE: If the aggregate  principal  balance of either Loan
     Group I or Loan Group II individually falls below 10% of the original principal balance thereof ("Optional Termination Date"), the Master Servicer may terminate the trust with respect to that loan group.

EXPENSE FEE RATE:  With  respect to any  Mortgage  Loan,  the  expense  fee rate consists of the servicing fee for such Mortgage Loan and, if applicable, the premium paid for the MI Policy provided by MGIC for covered loans. The servicing fee consists of (a) servicing compensation payable to the master servicer for its master servicing activities, and (b) subservicing and other related compensation payable to the sub-servicer, including compensation paid to the master servicer as the direct servicer of a Mortgage Loan for which there is no subservicer.

MORTGAGE LOANS: The mortgage pool will consist of Mortgage Loans that will be divided into Loan Group I, which will consist of fixed-rate subprime home equity Mortgage Loans secured by first liens in the case of 95.73% of the mortgage pool and secured by second liens in the case of 4.27% of the mortgage pool, and Loan Group II, which will consist of adjustable-rate subprime home equity Mortgage Loans secured by first liens on mortgaged properties.

     Loan Group II will be subdivided into two groups referred to as Loan Group II-A and Loan Group II-B. Loan Group II-A will consist of adjustable-rate Mortgage Loans having principal balances at origination of no more than $333,700 if a single family property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-family property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-family property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-family property (or $962,475 if the property is located in Hawaii or Alaska). Loan Group II-B will consist of adjustable-rate Mortgage Loans that had principal balances at origination that may or may not conform to the criteria specified above for Mortgage Loans included in Loan Group II-A.

PREPAYMENT ASSUMPTION:  Loan Group I: 23% HEP (assumes that prepayments start at
     2.3% CPR in month one, increase by approximately 2.3% each month to 23% CPR in month ten, and remain constant at 23% CPR thereafter).

     Loan Group II: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR.)

NET MORTGAGE RATE: With respect to any Mortgage Loan, the mortgage rate thereon minus the Expense Fee Rate.

MAXIMUM NET MORTGAGE RATE: With respect to any Mortgage Loan in Loan Group II, the maximum mortgage rate thereon minus the Expense Fee Rate.

GROUPI NET WAC CAP RATE: The  pass-through  rates of the Class A-I  Certificates
     (other than the ClassA-I-1 Certificates) and the Class M-I Certificates and with respect to any Distribution Date will be subject to a cap equal to a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs.

CLASSA-I-1 NET WAC CAP The pass-through rate of the Class A-I-1 Certificates will be subject to a RATE: cap equal to the product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPI NET WAC CAP With  respect  to each  class of Class A-I  Certificates  and
     Class M-I SHORTFALL: Certificates, and any Distribution Date on which the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates) did not apply, over (ii) accrued certificate interest calculated using the Group I Net WAC Cap Rate (or the Class A-I-1 Net WAC Cap Rate in the case of the Class A-I-1 Certificates).

GROUPI NET WAC CAP With  respect  to each  class of Class A-I  Certificates  and
     Class M-I SHORTFALL CARRY-FORWARD Certificates and any Distribution Date, an amount equal to any unpaid Group AMOUNT: I Net WAC Cap Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate. Such reimbursement will only come from interest on the Mortgage Loans and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-I Certificates or Class M-I Certificates once the certificate principal balance has been reduced to zero for such class.

GROUPII NET WAC CAP RATE: The pass-through rates of the Class A-II Certificates and Class M-II Certificates with respect to any Distribution Date will be subject to a cap equal to the product of (i) the weighted average of the Net Mortgage Rates of the Group II Loans as of the end of the calendar month immediately preceding the month in which such Distribution Date occurs and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUPII BASIS RISK With  respect to each  class of Class A-II  Certificates  and
     Class M-II SHORTFALL: Certificates, and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest calculated at the pass-through rate that would otherwise be applicable if the Group II Net WAC Cap Rate did not apply, provided that this rate does not exceed the Group II weighted average Maximum Net Mortgage Rate over (ii) accrued certificate interest calculated using the Group II Net WAC Cap Rate.

GROUPII BASIS RISK With  respect to each  class of Class A-II  Certificates  and
     Class M-II SHORTFALL CARRY-FORWARD Certificates, and any Distribution Date, an amount equal to any unpaid Group AMOUNT: II Basis Risk Shortfalls from the current and prior Distribution Dates, plus interest thereon at a rate equal to the related pass-through rate, provided that this rate is no greater than the Group II weighted average Maximum Net Mortgage Rate. Any reimbursement of such carry-forward will only come from interest on the Mortgage Loans and proceeds from any applicable Yield Maintenance Agreement and will be paid as described under "Excess Cash Flow Distributions". No such carry-forward will be paid to any class of Class A-II Certificates or Class M-II Certificates once the certificate principal balance has been reduced to zero for such class.

RELIEF ACT SHORTFALLS: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period as described under "Excess Cash Flow Distributions". Any Relief Act Shortfalls allocated to the offered certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

INTEREST ACCRUAL PERIOD:  Class A-I-1 Certificates,  Class A-II Certificates and
     Class M-II Certificates: From and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis. Classes A-I-2 through A-I-6 Certificates and Class M-I Certificates: The calendar month preceding the current Distribution Date on a 30/360 basis.

ELIGIBLE MASTER SERVICING  COMPENSATION:  With respect to any Distribution  Date and either loan group, the lesser of (i) one-twelfth of 0.125% of the stated principal balance of the related Mortgage Loans immediately preceding that Distribution Date and (ii) the sum of the Master Servicing fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable on that Distribution Date with respect to the related Mortgage Loans.

COUPON STEP UP: If the Master  Servicer does not purchase the remaining  Group I
     Loans on the first possible related Optional Termination Date, the pass-through rate on the Class A-I-5 Certificates will increase by 0.50% per annum on the second Distribution Date following that Optional Termination Date. If the Master Servicer does not purchase the remaining Group II Loans on the first possible related Optional Termination Date, the applicable margin on the Class A-II Certificates will increase to 2x the original margin and the applicable margin for the Class M-II Certificates will increase to 1.5x the original margin on the second Distribution Date following that Optional Termination Date.

CREDIT ENHANCEMENT:         Credit enhancement is provided by the following:
                            (1) Excess Cash Flow; (2) Overcollateralization; (3)
                            Cross-collateralization; and (4) Subordination.

CREDIT SUPPORT PERCENTAGE:

           LOAN GROUP I                             LOAN GROUP II
             Initial                             Initial
              Credit     After Stepdown           Credit    After Stepdown
Class         Support      Support      Class     Support      Support
   A           11.00%       26.00%        A       16.25%       37.20%
  M-1          6.25%        16.50%       M-1      9.75%        24.20%
  M-2          2.75%         9.50%       M-2      4.25%        13.20%
  M-3          0.00%         4.00%       M-3      0.00%         4.70%

     For any class of Offered Certificates, the initial Credit Support is the aggregate certificate principal balance of all Offered Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the related Mortgage Loans as of the Cut-off Date. The initial Credit Support is not inclusive of the OC Target. The Credit Support after the related Stepdown Date is inclusive of the OC Target.

SUBORDINATION PERCENTAGE:


            LOAN GROUP I                          LOAN GROUP II
Class       Subordination Percentage   Class    Subordination Percentage
  A                 74.00%               A              62.80%
 M-1                83.50%              M-1             75.80%
 M-2                90.50%              M-2             86.80%
 M-3                96.00%              M-3             95.30%

EXCESS CASH FLOW: For either loan group on any Distribution Date, the sum of (a) the excess of the related available distribution amount over the sum of (x) the interest distribution amount for the related classes of Offered Certificates and (y) the related principal remittance amount and (b) any related overcollateralization reduction amounts. Excess Cash Flow may be used to protect the Offered Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

OVERCOLLATERALIZATION  AMOUNT: The  overcollateralization  ("OC") provisions are intended to provide for the limited acceleration of principal payments on the Offered Certificates relative to the amortization of the related loan group, generally until the required OC levels are reached. The acceleration of principal payments is achieved by applying certain excess interest collected on each loan group to the payment of principal on the Offered Certificates in the manner described under "Excess Cash Flow Distributions", resulting in the accumulation of OC. By paying down the principal balance of the Offered Certificates faster than the principal amortization of the related loan group, an OC amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the aggregate certificate principal balance of the related Offered Certificates is created. Excess interest, to the extent not used to cover losses, will be directed to build each loan group's OC until the respective loan group reaches its required Overcollateralization Target Amount ("OC Target"). Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required OC level. Excess interest will begin to be applied as accelerated principal payments on the October 2004 Distribution Date with respect to Loan Group I and May 2004 Distribution Date with respect to Loan Group II.

OVERCOLLATERALIZATION  TARGET AMOUNT:  With respect to any Distribution Date and
     Loan Group I (i) prior to the related Stepdown Date, an amount equal to 2.00% of the aggregate initial principal balance of the Mortgage Loans in Loan Group I, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.00% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group I and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date. With respect to any Distribution Date and Loan Group II (i) prior to the related Stepdown Date, an amount equal to 2.35% of the aggregate initial principal balance of the Mortgage Loans in Loan Group II, (ii) on or after the related Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 4.70% of the then current aggregate outstanding principal balance of the Mortgage Loans in Loan Group II and (y) the related OC Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the related OC Target for the immediately preceding Distribution Date.

OVERCOLLATERALIZATION FLOOR: For either Loan Group, 0.50% of the aggregate initial principal balance of the Mortgage Loans in the related Loan Group.

STEPDOWN DATE: For each group of certificates, the earlier to occur of (1) the first Distribution Date on which the balance of the related Class A Certificates has been reduced to zero or (2) the later to occur of (x) the Distribution Date in April 2007 and (y) the first Distribution Date on which the related Senior Enhancement Percentage is greater than or equal to the related Specified Enhancement Percentage.

SPECIFIED ENHANCEMENT PERCENTAGE: The Specified Enhancement Percentage is 26.00% for Loan Group I and 37.20% for Loan Group II.

SENIOR ENHANCEMENT PERCENTAGE: For either loan group on any Distribution Date, the Senior Enhancement Percentage will be equal to a fraction, the numerator of which is the sum of (x) the aggregate certificate principal balance of the related Class M Certificates immediately prior to that Distribution Date and (y) the overcollateralization amount of the related loan group, in each case prior to the distribution of the Principal Distribution Amount on such Distribution Date, and the denominator of which is the aggregate stated principal balance of the Mortgage Loans in that loan group after giving effect to distributions to be made on that Distribution Date.

TRIGGER EVENT: A Trigger Event is in effect with respect to either loan group on any Distribution Date on or after the related Stepdown Date if either (i) the product of (a) [1.35] in the case of Loan Group I and [2.00] in the case of Loan Group II and (b) the related Sixty-Plus Delinquency Percentage exceeds the related Senior Enhancement Percentage for that Distribution Date or (ii) cumulative realized losses on the related Mortgage Loans as a percentage of the initial aggregate principal balance of the related Mortgage Loans as of the Cut-off Date equal or exceed the following amounts:

CUMULATIVE REALIZED LOSS    DISTRIBUTION
PERCENTAGE:


 DATES               LOAN GROUP I                   LOAN GROUP II

Months 37-48    [2.00]% with respect to       [4.25]% with respect to Month
                Month 37, plus an             37, plus an additional 1/12th
                additional 1/12th of          of [2.00]% for each month
                [1.50]% for each month        thereafter
                thereafter
Months 49-60    [3.50]%   with   respect  to  [6.25]%  with respect to Month
                Month 49, plus an              49,  plus an  additional  1/12th
                additional   1/12th  of        of [1.75]%  for each month
                [0.75]% for                    thereafter
                each month thereafter

Months 61-72    [4.25]%   with   respect  to    [8.00]%  with respect to Month
                 Month                          61, plus an
                 61,  plus an                   additional 1/12th of
                  additional   1/12th  of       [0.25]%  for each month
                 [1.00]% for                    thereafter
                 each month thereafter
Months 73 and   [5.25]%                         [8.25]%
thereafter

SIXTY-PLUS DELINQUENCY PERCENTAGE: With respect to either loan group and any Distribution Date on or after the related Stepdown Date, the arithmetic average, for each of the three Distribution Dates ending with the applicable Distribution Date, of the percentage equivalent of a fraction, the numerator of which is the aggregate principal balance of the Mortgage Loans in that loan group that are 60 or more days delinquent in payment of principal and interest for the relevant Distribution Date, including Mortgage Loans in that loan group in foreclosure and REO, and the denominator of which is the aggregate principal balance of all of the Mortgage Loans in that loan group immediately preceding the relevant Distribution Date.

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A-II-A, Class A-II-B and the Class M-II Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional balance (as set forth below) and (b) the outstanding certificate principal balance of the Class A-II-A, Class A-II-B Certificates and the Class M-II Certificates immediately preceding that Distribution Date and
(ii) the strike rate (as set forth below). Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the applicable Ceiling Rate. The Yield Maintenance Agreement will terminate after the Distribution Date in February 2006.

                      YIELD MAINTENANCE AGREEMENT SCHEDULE
      DISTRIBUTION DATE          NOTIONAL BALANCE ($)         STRIKE RATE (%)            CEILING RATE (%)
          5/25/2004                472,886,187                     6.25                       6.93
          6/25/2004                469,723,112                     6.04                       6.93
          7/25/2004                465,502,997                     6.24                       6.92
          8/25/2004                460,224,482                     6.03                       6.92
          9/25/2004                453,892,906                     6.03                       6.92
         10/25/2004                446,520,544                     6.24                       6.92
         11/25/2004                438,126,784                     6.02                       6.91
         12/25/2004                428,738,234                     6.23                       6.91
          1/25/2005                418,388,769                     6.02                       6.91
          2/25/2005                407,119,492                     6.01                       6.90
          3/25/2005                394,978,624                     6.69                       6.90
          4/25/2005                383,077,599                     6.00                       6.89
          5/25/2005                371,532,961                     6.21                       6.89
          6/25/2005                360,334,090                     5.99                       6.88
          7/25/2005                349,470,678                     6.19                       6.87
          8/25/2005                338,932,724                     5.98                       6.87
          9/25/2005                328,710,526                     5.97                       6.86
         10/25/2005                318,794,667                     6.17                       6.85
         11/25/2005                309,176,013                     5.96                       6.85
         12/25/2005                299,845,699                     6.16                       6.84
          1/25/2006                290,795,125                     5.94                       6.83
          2/25/2006                275,039,539                     5.93                       6.82

INTEREST  DISTRIBUTIONS:  On each Distribution Date, accrued and unpaid interest
     (less any prepayment interest shortfalls not covered by compensating interest or Excess Cash Flow) will be paid to the holders of Offered Certificates to the extent of the available distribution amount from the related loan group (after payment of the Expense Fee Rate) in the following order of priority:

     (i) With respect to Loan Group I, to the Class A-I Certificates, pro rata, and with respect to Loan Group II, to the Class A-II-A Certificates and Class A-II-B Certificates to the extent of the Class A-II Interest Distribution Amount;

     (ii) To the related Class M-1 Certificates; (iii) To the related Class M-2 Certificates; and (iv) To the related Class M-3 Certificates.


PRINCIPAL DISTRIBUTIONS: For each loan group on each Distribution Date, the related Principal Distribution Amount will be distributed as follows:

(i) To the related Class A Certificates, the related Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balance of the related Class A Certificates is reduced to zero;

(ii) To the related Class M-1 Certificates, the related Class M-1 Principal Distribution Amount, until the certificate principal balance of the related Class M-1 Certificates is reduced to zero;

(iii)To the related Class M-2 Certificates, the related Class M-2 Principal Distribution Amount, until the certificate principal balance of the related Class M-2 Certificates is reduced to zero; and

(iv) To the related Class M-3 Certificates, the related Class M-3 Principal Distribution Amount, until the certificate principal balance of the related Class M-3 Certificates is reduced to zero.

CLASSA PRINCIPAL  DISTRIBUTIONS:  The Class A Principal  Distribution Amount for
     Loan Group I will be distributed as follows:

   (i)     To the  Class  A-I-6  Certificates,  the  Class  A-I-6  Lockout
           Distribution     Amount    for    that
           Distribution     Date,    until    the
           certificate  principal balance thereof
           is reduced to zero;
   (ii)    To the Class A-I-1 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero;
   (iii)   To the Class A-I-2 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero;
   (iv)    To the Class A-I-3 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero;
   (v)     To the Class A-I-4 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero;
   (vi)    To the Class A-I-5 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero; and
   (vii)   To the Class A-I-6 Certificates, until
           the  certificate   principal   balance
           thereof is reduced to zero.

     The Class A Principal Distribution Amount for Loan Group II will be distributed as follows:


(i) (a) the Class A-II-A Principal Distribution Amount will be distributed to the Class A-II-A Certificates, until the certificate principal balance thereof has been reduced to zero, and (b) the Class A-II-B Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 and Class A-II-B2 Certificates, in that order, in each case until the certificate principal balance thereof has been reduced to zero; and

(ii) Any remaining Class A-II-A Principal Distribution Amount will be distributed sequentially to the Class A-II-B1 and Class A-II-B2
     Certificates until the certificate principal balance thereof has been reduced to zero; or any remaining Class A-II-B Principal Distribution
     Amount will be distributed to the Class A-II-A Certificates until the certificate principal balance thereof has been reduced to zero.

EXCESS CASH FLOW DISTRIBUTIONS: On any Distribution Date, the Excess Cash Flow for each loan group will be allocated in the following order of priority:

(i) To pay the holders of the related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that loan group for the preceding calendar month;

(ii) To pay the holders of the non-related Offered Certificates the principal portion of realized losses (in the order of priority as described above under "Principal Distributions"), incurred on the Mortgage Loans in that non-related loan group for the preceding calendar month to the extent not covered by Excess Cash Flow from that non-related loan group;

(iii)Beginning on the Distribution Date in October 2004, with respect to the Class A-I and Class M-I Certificates, and the Distribution Date in May 2004, with respect to the Class A-II Certificates and M-II Certificates, to pay the holders of the related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the related OC Target has been achieved;

(iv) Beginning in October 2004, to pay the holders of the non-related Offered Certificates in respect of principal (in the order of priority as described above under "Principal Distributions"), until the OC Target for that non-related loan group has been achieved to the extent not covered by Excess Cash Flow from that non-related loan group;

(v) To pay the holders of the related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by related Eligible Master Servicing Compensation on that Distribution Date;

(vi) To pay the holders of the non-related Offered Certificates, pro rata based on prepayment interest shortfalls allocated thereto, the amount of any prepayment interest shortfalls allocated thereto, to the extent not covered by Eligible Master Servicing Compensation or Excess Cash Flow from that non-related loan group on that Distribution Date;

(vii)To pay the holders of the related Offered Certificates, pro rata based on the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon;

(viii) To pay the holders of the non-related Offered Certificates, pro rata based on unpaid prepayment interest shortfalls previously allocated thereto, the amount of any prepayment interest shortfalls remaining unpaid from prior Distribution Dates with interest thereon, to the extent not covered by Excess Cash Flow from that non-related loan group;

                                  (ix) To pay the holders of the related Class A
                                       Certificates,   pro-rata,  based  on  the
                                       amount   of   any   prepayment   interest
                                       shortfalls  previously  allocated thereto
and  then to the related Class M
                                       Certificates,  in order of priority,  the
                                       amount   of  any  Group  I  Net  WAC  Cap
                                       Shortfall  Carry-Forward  Amounts  or any
                                       Group    II    Basis    Risk    Shortfall
                                       Carry-Forward Amounts, as applicable;

(x) To pay the holders of the non-related Class A Certificates, pro-rata, and then to the non-related Class M Certificates, in order of priority, the amount of any Group I Net WAC Cap Shortfall Carry-Forward Amounts or any Group II Basis Risk Shortfall Carry-Forward Amounts, as applicable, in each case to the extent not covered by Excess Cash Flow from that non-related loan group;

(xi) To pay the holders of the related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period;

(xii)To pay the holders of the non-related Offered Certificates, pro rata based on Relief Act Shortfalls allocated thereto for that Distribution Date, the amount of any Relief Act Shortfall occurring in the current interest accrual period to the extent not covered by Excess Cash Flow for that non-related loan group;

(xiii)To pay the holders of the related Class A Certificates, pro rata, and the related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

(xiv)To pay the holders of the non-related Class A Certificates, pro rata, and the non-related Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed to the extent not covered by Excess Cash Flow for that non-related loan group; and

(xv) To pay the holder of the related Class SB Certificate any balance remaining, in accordance with the terms of the pooling and servicing agreement.

PRINCIPAL REMITTANCE AMOUNT: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the related Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of related Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the related Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

GROUPA-II-A INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-A Loans.

GROUPA-II-B INTEREST REMITTANCE AMOUNT: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II-B Loans.

CLASSA-II  INTEREST   DISTRIBUTION  AMOUNT:  With  respect  to  the  Class  A-II
     Certificates and any Distribution Date, the amount available for payment of accrued and unpaid interest, in the following amounts and priority:

                                  o First, concurrently, to the Class A-II-A Certificates from the Group A-II-A Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-B Interest Remittance Amount;
                                  o Second, concurrently, to the Class A-II-A Certificates from the Group A-II-B Interest Remittance Amount and to the Class A-II-B Certificates, pro rata, from the Group A-II-A Interest Remittance Amount after taking into account clause first above;
                                  o Third, concurrently, to the Class A-II-A Certificates from the Principal Remittance Amount related to Loan Group II-A and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-B after taking into  account  clauses  first  and  second
                                      above; and
                                  o Fourth, concurrently, to the Class A-II-A Certificates from the Principal RemittanceAmount related to Loan Group II-B and to the Class A-II-B Certificates, pro rata, from the Principal Remittance Amount related to Loan Group II-A after taking into account clauses first, second and third above.

PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date and each loan group, the sum of (a) the Principal Remittance Amount for the related Mortgage Loans and (b) the Excess Cash Flow to the extent distributable as principal to cover realized losses on the related Mortgage Loans and to reach the related OC Target minus any related overcollateralization reduction amount and certain other amounts with respect to servicing modifications as set forth in the pooling and servicing agreement.

CLASSA PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (a) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (b) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

(i)  The related Principal Distribution Amount for that Distribution Date; and

(ii) The excess, if any, of (a) the aggregate certificate principal balance of the related Class A Certificates immediately prior to that Distribution Date over (b) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the related Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the aggregate stated principal balance of the related Mortgage Loans after giving affect to the distributions to be made on such Distribution Date minus the related OC Floor.

CLASSA-II-A PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-A Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-II-B PRINCIPAL  DISTRIBUTION  AMOUNT: On any Distribution Date, the Class
     A Principal Distribution Amount for Loan Group II multiplied by a fraction, the numerator of which is (i) the portion of the Principal Allocation Amount related to the Group II-B Loans for that Distribution Date and the denominator of which is (ii) the Principal Allocation Amount for all of the Group II Loans for that Distribution Date.

CLASSA-I-6 LOCKOUT  DISTRIBUTION  AMOUNT: For any Distribution Date, the product
     of  (a)  the  Class  A-I-6  Lockout   Distribution   Percentage   for  that
     Distribution Date, (b) a fraction, the numerator of which is the certificate principal balance of the Class A-I-6 Certificates and the denominator of which is the aggregate certificate principal balance of all Class A-I Certificates (in each case immediately prior to such Distribution
     Date) and (c) the Class A Principal Distribution Amount for Loan Group I for such Distribution Date.

CLASSA-I-6   LOCKOUT   DISTRIBUTION   PERCENTAGE:   The  Class   A-I-6   Lockout
     Distribution Percentage is assigned as follows: (i) Between April 2004 and March 2007: 0%;

                                  (ii) Between  April 2007 and March 2009:  45%;
                                  (iii) Between April 2009 and March 2010:  80%;
                                  (iv) Between April 2010 and March 2011:  100%;
                                  (v) April 2011 and thereafter: 300%.

CLASSM-1 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of
     (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-1 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-2 PRINCIPAL DISTRIBUTION AMOUNT: With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount and the related Class M-1 Principal Distribution Amount, or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates and Class M-1 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount and Class M-1 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-2 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

CLASSM-3 PRINCIPAL  DISTRIBUTION  AMOUNT:  With respect to either loan group and any Distribution Date (i) prior to the related Stepdown Date or on or after the related Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining related Principal Distribution Amount for that Distribution Date after distribution of the related Class A Principal Distribution Amount, the related Class M-1 Principal Distribution Amount and the related Class M-2 Principal Distribution Amount or (ii) on or after the related Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the excess of (x) the sum of (i) aggregate certificate principal balance of the related Class A Certificates, Class M-1 Certificates, and Class M-2 Certificates, after taking into account the distribution of the related Class A Principal Distribution Amount, Class M-1 Principal Distribution Amount, and Class M-2 Principal Distribution Amount and (ii) the certificate principal balance of the related Class M-3 Certificates immediately prior to that Distribution Date over (y) the lesser of (i) the applicable Subordination Percentage of the stated principal balance of the Mortgage Loans in that loan group and (ii) the aggregate stated principal balance of the Mortgage Loans in that loan group minus the related OC Floor.

ALLOCATION OF LOSSES: Any realized losses for a loan group will be allocated in the following order of priority:

    (i)     To  Excess  Cash  Flow for that  loan  group  for the  related
Distribution Date;
    (ii) To Excess Cash Flow for the  non-related
    loan  group,  to the extent  remaining  after
    covering  realized  losses  on  the  Mortgage
    Loans in that  non-related loan group for the
    related Distribution Date;
    (iii) To the  overcollateralization  for that
    related loan group, until reduced to zero (as
    further    described   in   the    prospectus
    supplement);
    (iv)  To the  overcollateralization  for  the
    non-related loan group, until reduced to zero
    (meaning  that losses  will not be  allocated
    under any  subsequent  clause until after the
    aggregate  certificate  principal  balance of
    the Offered Certificates equals the aggregate
    principal  balance of the  Mortgage  Loans as
    further    described   in   the    prospectus
    supplement);
    (v) To the  related  Class M-3  Certificates,
    until  reduced to zero;  (vi) To the  related
    Class  M-2  Certificates,  until  reduced  to
    zero;   (vii)  To  the   related   Class  M-1
    Certificates, until reduced to zero;
          and
    (viii)With  respect  to Loan  Group I,  among
          the  Class  A-I   Certificates,   on  a
          pro-rata  basis,  with  respect to Loan
          Group   II-A,   to  the  Class   A-II-A
          Certificates  and with  respect to Loan
          Group  II-B,  among  the  Class  A-II-B
          Certificates on a pro rata basis.

PRINCIPAL  ALLOCATION  AMOUNT:  With respect to any  Distribution  Date for Loan
     Group II, the sum of (i) the Principal Remittance Amount for Loan Group II for that Distribution Date and (ii) the aggregate amount of realized losses on the Group II Loans in the calendar month preceding that Distribution Date, to the extent covered by Excess Cash Flow for that Distribution Date; provided, that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all realized losses on the Group II Loans, in determining the Principal Distribution Amount for the Group II Loans, the available Excess Cash Flow will be allocated to the Class A-II-A Certificates and Class A-II-B Certificates, pro rata, based on the principal portion of realized losses on the Mortgage Loans in Loan Group II-A and Loan Group II-B, respectively.

PROSPECTUS: The certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The information contained in this Term Sheet is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information contained in this Term Sheet is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

              NET WAC RATE RELATED TO THE CLASS A-I-1 CERTIFICATES

   --------------------------------------------------------------------------
                             Net Wac                               Net Wac
    Period   Payment Date    Rate (1)   Period   Payment Date      Rate (1)

   --------------------------------------------------------------------------
        1       4/25/2004     7.41         11        2/25/2005       6.21
        2       5/25/2004     6.42         12        3/25/2005       6.88
        3       6/25/2004     6.21         13        4/25/2005       6.21
        4       7/25/2004     6.42         14        5/25/2005       6.42
        5       8/25/2004     6.21         15        6/25/2005       6.21
        6       9/25/2004     6.21         16        7/25/2005       6.42
        7      10/25/2004     6.42         17        8/25/2005       6.21
        8      11/25/2004     6.21         18        9/25/2005       6.21
        9      12/25/2004     6.42         19        10/25/2005      6.42
       10       1/25/2005     6.21         20        11/25/2005      6.21
   --------------------------------------------------------------------------

(1) Run at the prepayment assumption to call.



     NET WAC RATE  RELATED  TO THE CLASS  A-II-A,  CLASS  A-II-B  AND CLASS M-II
     CERTIFICATES

   -------------------------------------------------------------------------------------------
                             Net Wac  Net Wac                                Net Wac  Net Wac
    Period   Payment Date    Rate (1) Rate (2)      Period   Payment Date    Rate (1) Rate (2)
   -------------------------------------------------------------------------------------------
        1      4/25/2004    7.58       7.58          36       3/25/2007     8.10      11.92
        2      5/25/2004    6.57       7.25          37       4/25/2007     7.32      10.77
        3      6/25/2004    6.36       7.25          38       5/25/2007     7.56      11.13
        4      7/25/2004    6.57       7.25          39       6/25/2007     7.32      10.77
        5      8/25/2004    6.36       7.25          40       7/25/2007     7.56      11.13
        6      9/25/2004    6.36       7.25          41       8/25/2007     7.32      10.99
        7      10/25/2004   6.57       7.25          42       9/25/2007     7.32      11.88
        8      11/25/2004   6.36       7.25          43      10/25/2007     7.56      12.27
        9      12/25/2004   6.57       7.25          44      11/25/2007     7.32      11.88
       10      1/25/2005    6.36       7.25          45      12/25/2007     7.56      12.27
       11      2/25/2005    6.36       7.25          46       1/25/2008     7.32      11.88
       12      3/25/2005    7.04       7.25          47       2/25/2008     7.32      12.10
       13      4/25/2005    6.36       7.25          48       3/25/2008     7.82      13.15
       14      5/25/2005    6.57       7.25          49       4/25/2008     7.32      12.30
       15      6/25/2005    6.36       7.25          50       5/25/2008     7.56      12.71
       16      7/25/2005    6.57       7.25          51       6/25/2008     7.32      12.30
       17      8/25/2005    6.36       7.25          52       7/25/2008     7.56      12.71
       18      9/25/2005    6.36       7.25          53       8/25/2008     7.32      12.52
       19      10/25/2005   6.57       7.25          54       9/25/2008     7.32      12.52
       20      11/25/2005   6.36       7.25          55      10/25/2008     7.56      12.93
       21      12/25/2005   6.57       7.25          56      11/25/2008     7.32      12.52
       22      1/25/2006    6.36       7.25          57      12/25/2008     7.56      12.93
       23      2/25/2006    6.36       7.25          58       1/25/2009     7.32      12.52
       24      3/25/2006    7.80       9.30          59       2/25/2009     7.32      12.55
       25      4/25/2006    7.04       8.40          60       3/25/2009     8.10      13.89
       26      5/25/2006    7.28       8.68          61       4/25/2009     7.32      12.55
       27      6/25/2006    7.04       8.40          62       5/25/2009     7.56      12.97
       28      7/25/2006    7.28       8.68          63       6/25/2009     7.32      12.55
       29      8/25/2006    7.04       8.40          64       7/25/2009     7.56      12.97
       30      9/25/2006    7.04       9.29          65       8/25/2009     7.32      12.55
       31      10/25/2006   7.28       9.60          66       9/25/2009     7.32      12.55
       32      11/25/2006   7.04       9.30          67      10/25/2009     7.56      12.97
       33      12/25/2006   7.28       9.61          68      11/25/2009     7.32      12.55
       34      1/25/2007    7.04       9.30
       35      2/25/2007    7.32       9.88
   -------------------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 1.10% and 6-month LIBOR remains constant at 1.19% and run at the prepayment assumption to call.
(2) Assumes 1-month LIBOR and 6-month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the prepayment assumption to call and further assumes payments are received from the Yield Maintenance Agreement.


                             BOND SUMMARY (TO CALL)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                 0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                   8.75        1.52        1.15        0.95         0.83        0.75
  Modified Duration (at par)             8.12        1.49        1.13        0.94         0.82        0.74
  First Principal Payment Date        4/25/2004   4/25/2004    4/25/2004   4/25/2004   4/25/2004    4/25/2004
  Last Principal Payment Date         2/25/2020   3/25/2007    5/25/2006  11/25/2005   8/25/2005    6/25/2005
  Principal Payment Window (Months)      191          36          26          20           17          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  18.17        3.66        2.56        2.00         1.66        1.43
  Modified Duration (at par)            14.53        3.46        2.46        1.93         1.61        1.39
  First Principal Payment Date        2/25/2020   3/25/2007    5/25/2006  11/25/2005   8/25/2005    6/25/2005
  Last Principal Payment Date         5/25/2024   8/25/2008    4/25/2007   7/25/2006   2/25/2006   11/25/2005
  Principal Payment Window (Months)       52          18          12           9           7            6

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  22.93        6.07        4.01        3.00         2.38        2.01
  Modified Duration (at par)            16.36        5.45        3.72        2.83         2.27        1.92
  First Principal Payment Date        5/25/2024   8/25/2008    4/25/2007   7/25/2006   2/25/2006   11/25/2005
  Last Principal Payment Date         8/25/2029   2/25/2013    8/25/2009   2/25/2008   2/25/2007    8/25/2006
  Principal Payment Window (Months)       64          55          29          20           13          10

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.69       11.59        7.37        5.00         3.78        2.82
  Modified Duration (at par)            15.87        9.00        6.20        4.42         3.43        2.61
  First Principal Payment Date        8/25/2029   2/25/2013    8/25/2009   2/25/2008   2/25/2007    8/25/2006
  Last Principal Payment Date         2/25/2032   12/25/2018   7/25/2014   9/25/2010   1/25/2009   12/25/2007
  Principal Payment Window (Months)       31          71          60          32           24          17

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  28.21       15.57        11.23       8.32         6.16        4.76
  Modified Duration (at par)            14.61       10.49        8.35        6.61         5.15        4.12
  First Principal Payment Date        2/25/2032   12/25/2018   7/25/2014   9/25/2010   1/25/2009   12/25/2007
  Last Principal Payment Date         6/25/2032   11/25/2019   7/25/2015  11/25/2012   2/25/2011   11/25/2009
  Principal Payment Window (Months)       5           12          13          27           26          24

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.48        7.79        7.00        6.47         5.90        5.25
  Modified Duration (at par)             9.80        6.41        5.88        5.51         5.10        4.61
  First Principal Payment Date        4/25/2007   4/25/2007    4/25/2007   4/25/2007   7/25/2007   10/25/2007
  Last Principal Payment Date         6/25/2032   11/25/2019   7/25/2015  11/25/2012   2/25/2011   11/25/2009
  Principal Payment Window (Months)      303         152          100         68           44          26

---------------------------------------------------------------------------------------------------------------




                             BOND SUMMARY (TO CALL)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                  0% HEP     11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                  PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)                  25.36       10.70        7.59        5.79         4.75        4.18
  Modified Duration (at par)            14.48        8.06        6.14        4.89         4.13        3.70
  First Principal Payment Date        7/25/2024   8/25/2009    1/25/2008   4/25/2007   5/25/2007    7/25/2007
  Last Principal Payment Date         6/25/2032   11/25/2019   7/25/2015  11/25/2012   2/25/2011   11/25/2009
  Principal Payment Window (Months)      96          124          91          68           46          29

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                  25.36       10.70        7.59        5.79         4.73        4.10
  Modified Duration (at par)            14.10        7.95        6.08        4.85         4.08        3.61
  First Principal Payment Date        7/25/2024   8/25/2009    1/25/2008   4/25/2007   4/25/2007    5/25/2007
  Last Principal Payment Date         6/25/2032   11/25/2019   7/25/2015  11/25/2012   2/25/2011   11/25/2009
  Principal Payment Window (Months)      96          124          91          68           47          31

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                  25.36       10.67        7.57        5.77         4.70        4.05
  Modified Duration (at par)            13.46        7.74        5.95        4.77         4.01        3.53
  First Principal Payment Date        7/25/2024   8/25/2009    1/25/2008   4/25/2007   4/25/2007    4/25/2007
  Last Principal Payment Date         6/25/2032   11/25/2019   7/25/2015  11/25/2012   2/25/2011   11/25/2009
  Principal Payment Window (Months)      96          124          91          68           47          32

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------






                             BOND SUMMARY (TO CALL)

--------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION             0% HEP      11.50% HEP   17.25% HEP   23% HEP     28.75% HEP    34.50% HEP
                                    0%PPC      50% PPC       75% PPC     100% PPC    125% PPC      150% PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)              18.44        4.06         2.80         2.07        1.55          1.31
  Modified Duration (at par)        15.86        3.86         2.70         2.02        1.52          1.29
  First Principal Payment Date    4/25/2004   4/25/2004     4/25/2004   4/25/2004    4/25/2004    4/25/2004
  Last Principal Payment Date     12/25/2032  10/25/2015   12/25/2011   11/25/2009   7/25/2008    10/25/2006
  Principal Payment Window
(Months)                             345         139           93           68          52            31

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)              11.74        1.54         1.20         1.00        0.86          0.77
  Modified Duration (at par)        10.68        1.52         1.18         0.99        0.85          0.76
  First Principal Payment Date    4/25/2004   4/25/2004     4/25/2004   4/25/2004    4/25/2004    4/25/2004
  Last Principal Payment Date     2/25/2024   2/25/2007     4/25/2006   1/25/2006    9/25/2005    7/25/2005
  Principal Payment Window
(Months)                             239          35           25           22          18            16

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)              25.10        6.62         4.44         3.19        2.28          1.88
  Modified Duration (at par)        21.12        6.24         4.26         3.09        2.23          1.84
  First Principal Payment Date    2/25/2024   2/25/2007     4/25/2006   1/25/2006    9/25/2005    7/25/2005
  Last Principal Payment Date     12/25/2032  10/25/2015   12/25/2011   11/25/2009   7/25/2008    10/25/2006
  Principal Payment Window
(Months)                             107         105           69           47          35            16

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)              26.42        7.70         5.21         4.32        4.27          3.37
  Modified Duration (at par)        21.31        7.13         4.94         4.14        4.09          3.26
  First Principal Payment Date    8/25/2026   1/25/2008     5/25/2007   9/25/2007    3/25/2008    10/25/2006
  Last Principal Payment Date     12/25/2032  10/25/2015   12/25/2011   11/25/2009   7/25/2008    8/25/2007
  Principal Payment Window
(Months)                              77          94           56           27           5            11

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)              26.42        7.70         5.20         4.15        3.83          3.29
  Modified Duration (at par)        20.11        6.98         4.85         3.93        3.64          3.15
  First Principal Payment Date    8/25/2026   1/25/2008     4/25/2007   6/25/2007    8/25/2007    3/25/2007
  Last Principal Payment Date     12/25/2032  10/25/2015   12/25/2011   11/25/2009   7/25/2008    8/25/2007
  Principal Payment Window
(Months)                              77          94           57           30          12            6

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)              26.42        7.70         5.19         4.06        3.56          3.00
  Modified Duration (at par)        18.43        6.76         4.73         3.78        3.35          2.84
  First Principal Payment Date    8/25/2026   1/25/2008     4/25/2007   4/25/2007    5/25/2007    12/25/2006
  Last Principal Payment Date     12/25/2032  10/25/2015   12/25/2011   11/25/2009   7/25/2008    8/25/2007
  Principal Payment Window
(Months)                              77          94           57           32          15            9

--------------------------------------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)

---------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                  0% HEP    11.50% HEP   17.25% HEP    23% HEP    28.75% HEP  34.50% HEP
                                        0%PPC      50% PPC     75% PPC     100% PPC     125% PPC    150% PPC
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-1
  Average Life (Years)                  8.75        1.52         1.15        0.95         0.83        0.75
  Modified Duration (at par)            8.12        1.49         1.13        0.94         0.82        0.74
  First Principal Payment Date        4/25/2004   4/25/2004   4/25/2004    4/25/2004   4/25/2004    4/25/2004
  Last Principal Payment Date         2/25/2020   3/25/2007   5/25/2006   11/25/2005   8/25/2005    6/25/2005
  Principal Payment Window (Months)      191         36           26          20           17          15

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-2
  Average Life (Years)                  18.17       3.66         2.56        2.00         1.66        1.43
  Modified Duration (at par)            14.53       3.46         2.46        1.93         1.61        1.39
  First Principal Payment Date        2/25/2020   3/25/2007   5/25/2006   11/25/2005   8/25/2005    6/25/2005
  Last Principal Payment Date         5/25/2024   8/25/2008   4/25/2007    7/25/2006   2/25/2006   11/25/2005
  Principal Payment Window (Months)      52          18           12           9           7            6

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-3
  Average Life (Years)                  22.93       6.07         4.01        3.00         2.38        2.01
  Modified Duration (at par)            16.36       5.45         3.72        2.83         2.27        1.92
  First Principal Payment Date        5/25/2024   8/25/2008   4/25/2007    7/25/2006   2/25/2006   11/25/2005
  Last Principal Payment Date         8/25/2029   2/25/2013   8/25/2009    2/25/2008   2/25/2007    8/25/2006
  Principal Payment Window (Months)      64          55           29          20           13          10

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-4
  Average Life (Years)                  26.69       11.59        7.37        5.00         3.78        2.82
  Modified Duration (at par)            15.87       9.00         6.20        4.42         3.43        2.61
  First Principal Payment Date        8/25/2029   2/25/2013   8/25/2009    2/25/2008   2/25/2007    8/25/2006
  Last Principal Payment Date         2/25/2032  12/25/2018   7/25/2014    9/25/2010   1/25/2009   12/25/2007
  Principal Payment Window (Months)      31          71           60          32           24          17

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-5
  Average Life (Years)                  28.78       19.50       14.45        10.78        7.78        5.45
  Modified Duration (at par)            14.74       11.96        9.87        7.98         6.15        4.57
  First Principal Payment Date        2/25/2032  12/25/2018   7/25/2014    9/25/2010   1/25/2009   12/25/2007
  Last Principal Payment Date        10/25/2033  10/25/2031   6/25/2027    9/25/2022   2/25/2019    7/25/2016
  Principal Payment Window (Months)      21          155         156          145         122          104

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CLASS A-I-6
  Average Life (Years)                  13.48       7.81         7.04        6.60         6.36        6.28
  Modified Duration (at par)            9.80        6.42         5.90        5.59         5.43        5.37
  First Principal Payment Date        4/25/2007   4/25/2007   4/25/2007    4/25/2007   7/25/2007   10/25/2007
  Last Principal Payment Date         8/25/2033   8/25/2031   3/25/2027    7/25/2022   12/25/2018   5/25/2016
  Principal Payment Window (Months)      317         293         240          184         138          104

---------------------------------------------------------------------------------------------------------------




                           BOND SUMMARY (TO MATURITY)

----------------------------------------------------------------------------------------------------------------
PREPAYMENT ASSUMPTION                   0% HEP     11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
                                         0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                   PPC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-1
  Average Life (Years)                   25.49       11.53        8.25        6.31         5.16        4.53
  Modified Duration (at par)             14.51        8.41        6.48        5.21         4.40        3.95
  First Principal Payment Date         7/25/2024   8/25/2009    1/25/2008   4/25/2007   5/25/2007    7/25/2007
  Last Principal Payment Date          7/25/2033   3/25/2028    7/25/2022   6/25/2018   8/25/2015    8/25/2013
  Principal Payment Window (Months)       109         224          175         135         100          74

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-2
  Average Life (Years)                   25.48       11.39        8.12        6.20         5.06        4.38
  Modified Duration (at par)             14.13        8.23        6.35        5.10         4.30        3.81
  First Principal Payment Date         7/25/2024   8/25/2009    1/25/2008   4/25/2007   4/25/2007    5/25/2007
  Last Principal Payment Date          6/25/2033   4/25/2026    8/25/2020  12/25/2016   5/25/2014    7/25/2012
  Principal Payment Window (Months)       108         201          152         117          86          63

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

CLASS M-I-3
  Average Life (Years)                   25.41       10.96        7.78        5.94         4.82        4.16
  Modified Duration (at par)             13.47        7.85        6.06        4.86         4.09        3.61
  First Principal Payment Date         7/25/2024   8/25/2009    1/25/2008   4/25/2007   4/25/2007    4/25/2007
  Last Principal Payment Date          2/25/2033   8/25/2023    5/25/2018   2/25/2015   11/25/2012   5/25/2011
  Principal Payment Window (Months)       104         169          125         95           68          50

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------







                           BOND SUMMARY (TO MATURITY)

--------------------------------------------------------------------------------------------------------------
                                     0% HEP      11.50% HEP    17.25%      23% HEP    28.75% HEP  34.50% HEP
PREPAYMENT ASSUMPTION                  0%PPC      50% PPC      HEP 75%    100% PPC     125% PPC    150% PPC
                                                                 PPC
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-A
  Average Life (Years)                 18.48        4.35        3.00        2.22         1.64        1.31
  Modified Duration (at par)           15.89        4.10        2.87        2.15         1.60        1.29
  First Principal Payment Date       4/25/2004   4/25/2004    4/25/2004   4/25/2004   4/25/2004    4/25/2004
  Last Principal Payment Date        2/25/2034   6/25/2027    6/25/2020   1/25/2016   3/25/2013   10/25/2006
  Principal Payment Window (Months)     359         279          195         142         108          31

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS A-II-B1
  Average Life (Years)                 11.74        1.54        1.20        1.00         0.86        0.77
  Modified Duration (at par)           10.68        1.52        1.18        0.99         0.85        0.76
  First Principal Payment Date       4/25/2004   4/25/2004    4/25/2004   4/25/2004   4/25/2004    4/25/2004
  Last Principal Payment Date        2/25/2024   2/25/2007    4/25/2006   1/25/2006   9/25/2005    7/25/2005
  Principal Payment Window (Months)     239          35          25          22           18          16

--------------------------------------------------------------------------------------------------------------

CLASS A-II-B2
  Average Life (Years)                 25.20        7.24        4.88        3.51         2.49        1.88
  Modified Duration (at par)           21.19        6.75        4.64        3.38         2.42        1.84
  First Principal Payment Date       2/25/2024   2/25/2007    4/25/2006   1/25/2006   9/25/2005    7/25/2005
  Last Principal Payment Date        2/25/2034   11/25/2027  12/25/2020   7/25/2016   8/25/2013   10/25/2006
  Principal Payment Window (Months)     121         250          177         127          96          16

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-1
  Average Life (Years)                 26.55        8.43        5.72        4.69         4.86        4.76
  Modified Duration (at par)           21.38        7.72        5.37        4.47         4.63        4.54
  First Principal Payment Date       8/25/2026   1/25/2008    5/25/2007   9/25/2007   3/25/2008   10/25/2006
  Last Principal Payment Date        1/25/2034   5/25/2024    1/25/2018   5/25/2014   12/25/2011   8/25/2011
  Principal Payment Window (Months)      90         197          129         81           46          59

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-2
  Average Life (Years)                 26.54        8.34        5.64        4.47         4.07        3.52
  Modified Duration (at par)           20.18        7.47        5.22        4.20         3.86        3.36
  First Principal Payment Date       8/25/2026   1/25/2008    4/25/2007   6/25/2007   8/25/2007    3/25/2007
  Last Principal Payment Date        12/25/2033  9/25/2022   10/25/2016   5/25/2013   3/25/2011    9/25/2009
  Principal Payment Window (Months)      89         177          115         72           44          31

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

CLASS M-II-3
  Average Life (Years)                 26.50        8.05        5.43        4.24         3.70        3.10
  Modified Duration (at par)           18.47        7.01        4.92        3.92         3.46        2.93
  First Principal Payment Date       8/25/2026   1/25/2008    4/25/2007   4/25/2007   5/25/2007   12/25/2006
  Last Principal Payment Date        9/25/2033   2/25/2020   12/25/2014   1/25/2012   3/25/2010   12/25/2008
  Principal Payment Window (Months)      86         146          93          58           35          25

--------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------




           THE                      INFORMATION   CONTAINED   HEREIN   WILL   BE
                                    SUPERSEDED   BY  THE   DESCRIPTION   OF  THE
                                    COLLATERAL   CONTAINED  IN  THE   PROSPECTUS
                                    SUPPLEMENT.
-------------------------------------------------------------------------------------------------------






                           DESCRIPTION OF COLLATERAL
                                  GROUP I LOANS
                                                                Total             Minimum         Maximum
Aggregate Outstanding Principal Balance                     $199,996,876.24
Number of Loans                                                       1,852

Average Current Loan Balance                                    $107,989.67         $9,758.50     $501,000.00
(1) (2) Weighted Average Original Loan-to-Value Ratio                81.52%            12.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.54%             5.45%          13.99%
(1) Weighted Average Net Mortgage Rate                                6.42%             3.95%          13.41%
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                335               117             360
(1) (3) Weighted Average Credit Score                                   638               493             798
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total.
(2) With respect to the Group I loans  secured by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans. (3) 99.88% of the Group I Loans have Credit Scores.
(4) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                                                    Percent of Cut off Date
                                                Range                                    Principal Balance

         Product Type                         Fixed                                          100.00%

         Lien                                 First                                           95.73%
                                              Second                                           4.27%

         Property Type                        Single Family detached                          76.56%
                                              Two to Four Family                               8.21%
                                              Planned Unit Development (detached)              5.86%
                                              Manufactured Home                                3.21%
                                              Planned Unit Development (attached)              2.61%
                                              Condo Low-rise (under 5 stories)                 1.82%
                                              Townhouse                                        1.62%
                                              Leasehold                                        0.09%
                                              Condo Mid-rise (5-8 stories)                     0.03%

         Occupancy Status                     Primary Residence                               92.36%
                                              Non Owner-occupied                               6.66%
                                              Second/Vacation                                  0.98%

         Documentation Type                   Full Documentation                              74.50%
                                              Reduced Documentation                           25.50%

         Loans with Mortgage Insurance (includes both borrower paid and issuer paid) 53.55%

         Loans with Prepayment Penalties                                                      70.96%

         Loans serviced by HomeComings(4)                                                     71.93%



CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                                         Average  Weighted Average
                                Number of       Principal   % of        Principal  Loan to Value
Range of Credit Scores         Mortgage Loans   Balance   Gr. I Loans    Balance        Ratio*
 499 or less                             3       $313,850      0.16 %    $104,617        75.44 %
 500 - 519                              11        543,825      0.27        49,439        65.13
 520 - 539                              49      4,373,154      2.19        89,248        74.32
 540 - 559                             114      9,162,342      4.58        80,371        76.51
 560 - 579                             143     11,340,083      5.67        79,301        78.53
 580 - 599                             178     14,614,062      7.31        82,101        80.00
 600 - 619                             312     29,661,042     14.83        95,067        82.76
 620 - 639                             314     33,314,851     16.66       106,098        83.16
 640 - 659                             251     32,004,562     16.00       127,508        80.91
 660 - 679                             213     28,002,131     14.00       131,465        83.49
 680 - 699                             108     14,749,808      7.38       136,572        80.71
 700 - 719                              63      9,185,578      4.59       145,803        81.38
 720 - 739                              40      6,327,485      3.16       158,187        84.06
 740 - 759                              25      3,782,676      1.89       151,307        84.55
 760 or greater                         24      2,384,956      1.19        99,373        83.87
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES         1,848    $199,760,404    99.88 %    $108,095        81.53 %
 Not Available**                         4        236,472      0.12        59,118        71.66
-----------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        81.52 %
-----------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.  **Mortgage  Loans  indicated  as  having  a  Credit  Score  that is "not available"  include  certain  Mortgage  Loans  where  the  Credit  Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------

                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan Prin. Balances($)  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
           1 - 100,000               1,103    $63,394,445     31.70 %     $57,475        621       79.76 %
100,001 - 200,000                      515     71,549,737     35.78       138,932        637       81.85
200,001 - 300,000                      170     42,132,193     21.07       247,836        654       82.89
300,001 - 400,000                       56     19,268,071      9.63       344,073        657       83.06
400,001 - 500,000                        7      3,151,430      1.58       450,204        655       80.40
500,001 - 600,000                        1        501,000      0.25       501,000        655       90.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876    100.00 %   $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.



NET MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                      Score




3.500 - 3.999                            3       $776,780      0.39 %    $258,927          654      84.55 %
4.000 - 4.499                           44      9,483,156      4.74       215,526          666      77.26
4.500 - 4.999                           97     20,189,114     10.09       208,135          672      79.21
5.000 - 5.499                          136     22,192,938     11.10       163,183          656      80.65
5.500 - 5.999                          186     25,340,847     12.67       136,241          655      79.67
6.000 - 6.499                          316     38,979,636     19.49       123,353          642      81.35
6.500 - 6.999                          249     28,240,515     14.12       113,416          627      84.30
7.000 - 7.499                          211     21,691,270     10.85       102,802          624      83.40
7.500 - 7.999                          135     11,293,904      5.65        83,659          603      80.81
8.000 - 8.499                          105      8,194,401      4.10        78,042          595      78.51
8.500 - 8.999                           91      4,508,995      2.25        49,549          580      83.26
9.000 - 9.499                           88      3,497,426      1.75        39,743          600      86.22
9.500 - 9.999                           35      1,225,790      0.61        35,023          614      88.19
10.000 - 10.499                         41      1,782,478      0.89        43,475          582      81.75
10.500 - 10.999                         31        925,597      0.46        29,858          609      93.75
11.000 - 11.499                          2         56,000      0.03        28,000          542      71.07
11.500 - 11.999                          8        160,383      0.08        20,048          630     100.00
12.000 - 12.499                          3         39,558      0.02        13,186          595      98.64
12.500 - 12.999                         27        641,819      0.32        23,771          591      97.97
13.000 - 13.499                         44        776,269      0.39        17,642          572      99.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990          638      81.52 %
---------------------------------------------------------------------------------------------------------------



*With respect to the Group I loans secured by junior liens, this weighted average was calculated using the combined loan-to-value ratio for such Group I loans.

MORTGAGE RATES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
5.000 - 5.499                            1       $182,096      0.09 %    $182,096        676       67.00 %
5.500 - 5.999                           35      7,484,412      3.74       213,840        659       80.07
6.000 - 6.499                          123     24,071,918     12.04       195,707        669       77.39
6.500 - 6.999                          272     45,130,878     22.57       165,922        661       80.68
7.000 - 7.499                          204     26,412,731     13.21       129,474        641       84.08
7.500 - 7.999                          362     40,617,360     20.31       112,203        637       82.57
8.000 - 8.499                          219     21,252,927     10.63        97,045        610       81.61
8.500 - 8.999                          203     16,395,525      8.20        80,766        605       80.14
9.000 - 9.499                          114      6,701,610      3.35        58,786        584       82.73
9.500 - 9.999                          111      5,017,174      2.51        45,200        588       83.24
10.000 - 10.499                         44      1,944,991      0.97        44,204        611       86.68
10.500 - 10.999                         39      1,849,929      0.92        47,434        572       77.14
11.000 - 11.499                         24        737,334      0.37        30,722        629       94.73
11.500 - 11.999                         19        579,964      0.29        30,524        591       90.56
12.000 - 12.499                          8        160,383      0.08        20,048        630      100.00
12.500 - 12.999                          3         39,558      0.02        13,186        595       98.64
13.000 - 13.499                         27        641,819      0.32        23,771        591       97.97
13.500 - 13.999                         44        776,269      0.39        17,642        572       99.16
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Rations (%)        Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
  0.01 - 50.00                          82     $6,854,419      3.43 %     $83,590       630
50.01 - 55.00                           32      2,826,854      1.41        88,339       624
55.01 - 60.00                           69      6,520,190      3.26        94,496       622
60.01 - 65.00                           61      6,543,369      3.27       107,268       626
65.01 - 70.00                          104     11,860,100      5.93       114,039       635
70.01 - 75.00                          145     15,092,714      7.55       104,088       629
75.01 - 80.00                          355     44,262,479     22.13       124,683       642
80.01 - 85.00                          271     36,630,222     18.32       135,167       640
85.01 - 90.00                          260     33,714,603     16.86       129,672       629
90.01 - 95.00                          117     12,327,568      6.16       105,364       647
95.01 - 100.00                         356     23,364,359     11.68        65,630       653
--------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990       638
--------------------------------------------------------------------------------------------------

Note:  With respect to the Group I Loans secured by second liens,  this table was  calculated  using the combined Loan-to-Value ratio.





GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
State or Territory               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------------------
California                            125     $25,120,380     12.56 %    $200,963        660       77.39 %
Connecticut                            47       6,434,009      3.22       136,894        640       80.16
Florida                               183      18,526,797      9.26       101,239        637       81.09
Georgia                                97       8,635,926      4.32        89,030        630       84.87
Maryland                               64       8,870,386      4.44       138,600        613       79.42
Massachusetts                          40       7,083,869      3.54       177,097        638       79.48
New York                              116      22,749,316     11.37       196,115        659       79.63
Texas                                 177      13,535,312      6.77        76,471        614       79.54
Virginia                               71       8,310,778      4.16       117,053        637       84.66
Other                                 932      80,730,103     40.37        86,620        633       83.61
---------------------------------------------------------------------------------------------------------------
TOTAL:                              1,852     $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

Note:  Other  includes  states  and the  District  of  Columbia  with  under  3%
concentrations individually.



MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Loan Purpose                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
---------------------------------------------------------------------------------------------------------------
Equity Refinance                     1,195    $138,163,468    69.08 %    $115,618        634       79.60 %
Purchase                               514     46,499,397     23.25        90,466        651       88.03
Rate/Term Refinance                    143     15,334,011      7.67       107,231        634       79.08
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.





MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Documentation Type               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
 --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                   1,458    $149,001,775    74.50 %    $102,196        631       83.73 %
Reduced Documentation                  394     50,995,102     25.50       129,429        657       75.06
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




OCCUPANCY TYPE OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Occupancy Type                   Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
---------------------------------------------------------------------------------------------------------------
Primary Residence                    1,678    $184,718,253    92.36 %    $110,082        636       81.98 %
Non Owner-occupied                     157     13,325,131      6.66        84,873        664       76.12
Second/Vacation                         17      1,953,492      0.98       114,911        666       75.42
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.




MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Property Type                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
--------------------------------------------------------------------------------------------------------------
Single Family detached               1,459    $153,107,654    76.56 %    $104,940         635      82.13 %
Two to Four Family                     104     16,424,521      8.21       157,928         662      78.68
Planned Unit Development
(detached)                              89     11,710,567      5.86       131,579         632      79.63
Manufactured Home                       84      6,414,751      3.21        76,366         646      76.65
Planned Unit Development
(attached)                              42      5,221,908      2.61       124,331         639      87.29
Condo Low-rise (under 5 stories)        38      3,638,137      1.82        95,740         644      76.69
Townhouse                               33      3,235,356      1.62        98,041         640      80.50
Leasehold                                2        183,981      0.09        91,991         654      72.23
Condo Mid-rise (5-8 stories)             1         60,000      0.03        60,000         649      58.00
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990         638      81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

      CREDIT GRADES OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Credit Grade                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
A4                                     757    $90,329,229      45.17 %   $119,325        658       79.94 %
AX                                     710     78,408,575      39.20      110,435        639       85.30
AM                                     225     19,368,649       9.68       86,083        583       80.44
B                                      101      7,710,107       3.86       76,338        564       72.38
C                                       39      2,939,814       1.47       75,380        545       69.10
CM                                      20      1,240,504       0.62       62,025        551       61.57
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876    100.00 %   $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
*With  respect  to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.

PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Prepayment Penalty Term          Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
12 Months                              105    $16,466,572      8.23 %    $156,824        637       82.17 %
24 Months                              130     19,841,262      9.92       152,625        655       77.87
36 Months                              809    101,534,532     50.77       125,506        641       82.16
60 Months                               44      3,705,442      1.85        84,215        618       80.47
None                                   762     58,076,245     29.04        76,216        628       81.62
Other                                    2        372,824      0.19       186,412        619       69.26
---------------------------------------------------------------------------------------------------------------
TOTAL:                               1,852    $199,996,876   100.00 %    $107,990        638       81.52 %
---------------------------------------------------------------------------------------------------------------
 *With  respect to the Group I loans  secured  by junior  liens,  this  weighted average was calculated using the combined  loan-to-value  ratio for such Group I loans.
 *Other  includes all loans with  prepayment  penalty terms not equal to 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.
-------------------------------------------------------------------------------------------------------


                         Description of the Collateral
                                GROUP II-A LOANS

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $236,525,586.49
Number of Loans                                                       1,817
Average Current Loan Balance                                    $130,173.69        $15,000.00     $393,586.53
(1) Weighted Average Original Loan-to-Value Ratio                    82.53%             9.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.10%             4.50%          11.50%
(1) Weighted Average Net Mortgage Rate                                6.57%             4.05%          10.92%
(1) Weighted Average Note Margin                                      6.90%             2.25%          11.29%
(1) Weighted Average Maximum Mortgage Rate                           13.51%            10.77%          17.65%
(1) Weighted Average Minimum Mortgage Rate                            7.27%             2.25%          11.50%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                 5              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               344             360
(1) (2) Weighted Average Credit Score                                   612               480             799
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.95% of the Group II-A Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          78.39%
                                              Planned Unit Development (detached)              8.23%
                                              Two to Four Family                               5.71%
                                              Condo Low-Rise (Under 5 stories)                 3.23%
                                              Planned Unit Development (attached)              2.70%
                                              Manufactured Home                                0.81%
                                              Townhouse                                        0.79%
                                              Condo High-Rise (Over 9 stories)                 0.10%
                                              Condo Mid-rise (5-8 stories)                     0.05%


         Occupancy Status                     Primary Residence                               94.50%
                                              Non Owner-occupied                               4.64%
                                              Second/Vacation                                  0.86%

         Documentation Type                   Full Documentation                              78.95%
                                              Reduced Documentation                           21.05%


         Loans with Prepayment Penalties                                                      69.60%

         Loans serviced by HomeComings(3)                                                     90.47%
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------



CREDIT SCORE DISTRIBUTION OF THE GROUP II-A LOANS

-----------------------------------------------------------------------------------------------------
                                                                         Average      Weighted Average
Range of                         Number of       Principal   % of        Principal    Loan to Value
Credit Scores                    Mortgage Loans   Balance   Gr. I Loans    Balance       Ratio*

-----------------------------------------------------------------------------------------------------
 499 or less                            3       $299,261      0.13 %     $99,754         68.60 %
 500 - 519                             16      1,413,530      0.60        88,346         73.49
 520 - 539                             74      8,389,098      3.55       113,366         73.40
 540 - 559                            166     19,072,141      8.06       114,892         79.27
 560 - 579                            258     29,911,420     12.65       115,936         83.76
 580 - 599                            258     32,965,091     13.94       127,772         81.47
 600 - 619                            349     45,725,467     19.33       131,019         84.09
 620 - 639                            287     39,558,813     16.72       137,836         83.07
 640 - 659                            187     28,278,990     11.96       151,225         83.84
 660 - 679                            100     13,954,531      5.90       139,545         82.76
 680 - 699                             40      6,167,484      2.61       154,187         86.30
 700 - 719                             32      4,093,463      1.73       127,921         80.10
 720 - 739                             19      2,392,795      1.01       125,937         84.26
 740 - 759                             12      1,797,675      0.76       149,806         84.64
 760 or greater                        13      2,376,899      1.00       182,838         84.43
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        1,814     $236,396,659   99.95 %     $130,318        82.55 %
 Not Available*                         3        128,928      0.05        42,976         51.28
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174        82.53 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
Principal Balances ($)                                                                 Score
 ---------------------------------------------------------------------------------------------------------------
            1 - 100,000               846     $64,199,510    27.14 %     $75,886          603      80.50 %
 100,001 - 200,000                    548     64,699,094     27.35       118,064          610      82.70
 200,001 - 300,000                    362     88,139,638     37.26       243,480          620      84.12
 300,001 - 400,000                     61     19,487,344      8.24       319,465          614      81.54
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



NET MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           7     $1,455,293      0.62 %     $207,899         656      77.63 %
4.500 - 4.999                          30      5,152,075      2.18       171,736          654      82.16
5.000 - 5.499                          95     17,599,014      7.44       185,253          654      82.73
5.500 - 5.999                         221     34,847,145     14.73       157,679          626      80.36
6.000 - 6.499                         422     58,525,074     24.74       138,685          620      82.26
6.500 - 6.999                         368     48,001,528     20.29       130,439          610      84.51
7.000 - 7.499                         365     41,036,710     17.35       112,429          595      83.21
7.500 - 7.999                         160     17,111,121      7.23       106,945          579      83.04
8.000 - 8.499                          95      8,410,608      3.56        88,533          573      80.14
8.500 - 8.999                          29      2,259,687      0.96        77,920          563      79.17
9.000 - 9.499                          16      1,643,851      0.69       102,741          546      80.67
9.500 - 9.999                           4        234,280      0.10        58,570          572      82.48
10.000 - 10.499                         3        136,000      0.06        45,333          561      66.76
10.500 - 10.999                         2        113,200      0.05        56,600          507      72.58
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                           6     $1,192,610      0.50 %     $198,768         665      76.01 %
5.000 - 5.499                          23      4,433,067      1.87       192,742          648      81.77
5.500 - 5.999                         103     18,989,435      8.03       184,363          655      82.69
6.000 - 6.499                         185     28,249,524     11.94       152,700          632      79.70
6.500 - 6.999                         440     63,802,286     26.97       145,005          622      82.28
7.000 - 7.499                         338     42,893,710     18.13       126,904          609      84.56
7.500 - 7.999                         387     44,419,230     18.78       114,778          595      83.47
8.000 - 8.499                         156     16,975,553      7.18       108,818          581      83.70
8.500 - 8.999                         117     10,646,337      4.50        90,994          569      79.73
9.000 - 9.499                          31      2,163,587      0.91        69,793          566      78.67
9.500 - 9.999                          20      2,143,226      0.91       107,161          549      81.78
10.000 - 10.499                         6        367,821      0.16        61,303          561      80.92
10.500 - 10.999                         3        136,000      0.06        45,333          561      66.76
11.000 - 11.499                         1         42,000      0.02        42,000          494      60.00
11.500 - 11.999                         1         71,200      0.03        71,200          514      80.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-A LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Ratios(%)         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

--------------------------------------------------------------------------------------------------
0.01 - 50.00                           51     $5,144,722      2.18 %     $100,877         595
50.01 - 55.00                          19      2,051,706      0.87       107,985          621
55.01 - 60.00                          37      3,724,599      1.57       100,665          598
60.01 - 65.00                          50      5,668,337      2.40       113,367          599
65.01 - 70.00                          76      9,368,397      3.96       123,268          595
70.01 - 75.00                         129     15,867,289      6.71       123,002          608
75.01 - 80.00                         461     61,442,908     25.98       133,282          617
80.01 - 85.00                         381     47,729,538     20.18       125,274          604
85.01 - 90.00                         430     58,808,173     24.86       136,763          610
90.01 - 95.00                         132     17,907,568      7.57       135,663          639
95.01 - 100.00                         51      8,812,349      3.73       172,791          637
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612
--------------------------------------------------------------------------------------------------




GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
State or Territory              Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------------------
California                            130     $29,053,414    12.28 %     $223,488         629      80.01 %
Michigan                              163     16,749,624      7.08       102,758          606      80.88
Florida                               144     16,288,028      6.89       113,111          608      82.24
Illinois                               86     12,933,246      5.47       150,387          607      81.69
Texas                                  97     11,422,114      4.83       117,754          605      81.95
Virginia                               76     11,353,857      4.80       149,393          608      82.71
Minnesota                              73     10,857,154      4.59       148,728          621      80.22
Georgia                                76     10,481,398      4.43       137,913          609      85.78
New York                               39      9,425,244      3.98       241,673          621      82.81
North Carolina                         75      7,961,086      3.37       106,148          615      84.62
Massachusetts                          33      7,677,147      3.25       232,641          605      79.56
Wisconsin                              67      7,495,757      3.17       111,877          612      81.34
Other                                 758     84,827,517     35.86       111,910          610      84.01
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.




MORTGAGE LOAN PURPOSE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Loan Purpose                     Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
  --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,176     $155,440,091   65.72 %     $132,177         607      81.44 %
Purchase                              513     65,919,033     27.87       128,497          623      85.03
Rate/Term Refinance                   128     15,166,462      6.41       118,488          617      82.90
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Documentation Type              Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 ---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Full Documentation                  1,493     $186,745,521   78.95 %     $125,081         607      84.22 %
Reduced Documentation                 324     49,780,065     21.05       153,642          633      76.20
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------






OCCUPANCY TYPE OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Occupancy Type                  Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
Primary Residence                   1,687     $223,506,509   94.50 %     $132,488         610      82.73 %
Non Owner-occupied                    115     10,980,304      4.64        95,481          649      78.03
Second/Vacation                        15      2,038,774      0.86       135,918          623      84.73
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


MORTGAGED PROPERTY TYPES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Property Type                    Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 ----------------------------------------------------------------------------------------------------------------
Single Family detached              1,490     $185,402,860   78.39 %     $124,431          612      82.69 %
Planned Unit Development
(detached)                            112     19,462,609      8.23        173,773          603      83.86
Two to Four Family                     82     13,494,241      5.71        164,564          622      78.85
Condo Low-Rise (Under 5 stories)       52      7,637,620      3.23        146,877          628      80.02
Planned Unit Development
(attached)                             38      6,398,010      2.70        168,369          609      87.87
Manufactured Home                      20      1,910,834      0.81         95,542          600      73.04
Townhouse                              20      1,868,850      0.79         93,443          603      82.05
Condo High-Rise (Over 9 stories)        2        227,388      0.10        113,694          660      80.00
Condo Mid-rise (5-8 stories)            1        123,175      0.05        123,175          559      83.00
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174          612      82.53 %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-A LOANS

----------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Credit Grate                     Number of       Principal   % of        Principal    Average   Loan to Value
                                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

 ----------------------------------------------------------------------------------------------------------------
A4                                    707     $98,673,198    41.72 %     $139,566          642      82.83 %
AX                                    484     66,063,842     27.93        136,496          616      84.55
AM                                    324     40,263,553     17.02        124,270          579      84.04
B                                     209     22,282,812      9.42        106,616          559      78.55
C                                      65      7,001,265      2.96        107,712          546      70.47
CM                                     28      2,240,917      0.95         80,033          534      60.14
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174          612      82.53 %
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------





PREPAYMENT PENALTY TERMS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Prepayment t                     Number of       Principal   % of        Principal    Average   Loan to Value
Penalty Term                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
 --------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
12 Months                              72     $14,030,942     5.93 %     $194,874         629      80.72 %
24 Months                             886     116,089,804    49.08       131,027          612      83.28
36 Months                             299     33,904,078     14.33       113,392          604      81.98
None                                  556     71,912,242     30.40       129,339          613      82.00
Other                                   4        588,520      0.25       147,130          628      76.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, months. No loans have prepayment penalty terms greater than 36 months.


NOTE MARGINS OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of                         Number of       Principal   % of        Principal    Average   Loan to Value
Note Margins (%)                 Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.499                           1       $238,500      0.10 %     $238,500         595      89.00 %
3.500 - 3.999                           1         75,106      0.03        75,106          626      80.00
4.000 - 4.499                           4        724,376      0.31       181,094          628      76.90
4.500 - 4.999                          26      4,541,324      1.92       174,666          631      81.41
5.000 - 5.499                         114     20,527,469      8.68       180,066          629      81.70
5.500 - 5.999                         147     23,468,388      9.92       159,649          631      84.38
6.000 - 6.499                         183     27,250,952     11.52       148,912          620      82.50
6.500 - 6.999                         385     53,767,696     22.73       139,656          621      82.29
7.000 - 7.499                         323     39,202,923     16.57       121,371          617      82.86
7.500 - 7.999                         263     30,262,024     12.79       115,065          598      83.23
8.000 - 8.499                         188     18,300,529      7.74        97,343          588      82.39
8.500 - 8.999                         109     11,683,218      4.94       107,185          569      82.96
9.000 - 9.499                          42      3,824,373      1.62        91,056          566      76.61
9.500 - 9.999                          20      1,869,926      0.79        93,496          543      76.78
10.000 - 10.499                         6        447,140      0.19        74,523          560      74.65
10.500 - 10.999                         2        198,443      0.08        99,221          513      73.83
11.000 - 11.499                         3        143,200      0.06        47,733          530      67.85
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



MAXIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Maximum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                         1        $75,106      0.03 %     $75,106          626      80.00 %
11.000 - 11.999                        68     10,768,454      4.55       158,360          661      81.43
12.000 - 12.999                       462     69,391,807     29.34       150,199          633      81.57
13.000 - 13.999                       693     90,300,317     38.18       130,303          609      83.31
14.000 - 14.999                       437     50,972,741     21.55       116,642          590      82.97
15.000 - 15.999                       122     12,177,555      5.15        99,816          575      81.46
16.000 - 16.999                        27      2,415,571      1.02        89,466          569      83.31
17.000 - 17.999                         7        424,036      0.18        60,577          557      78.43
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Minimum                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.999                           1       $238,500      0.10 %     $238,500         595      89.00 %
4.000 - 4.999                           2        196,706      0.08        98,353          623      89.27
5.000 - 5.999                          99     17,996,516      7.61       181,783          658      81.50
6.000 - 6.999                         501     76,719,234     32.44       153,132          627      81.87
7.000 - 7.999                         748     94,444,910     39.93       126,263          608      83.50
8.000 - 8.999                         378     39,482,777     16.69       104,452          583      82.96
9.000 - 9.999                          73      6,475,628      2.74        88,707          562      77.69
10.000 - 10.999                        12        828,115      0.35        69,010          548      73.15
11.000 - 11.999                         3        143,200      0.06        47,733          530      67.85
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------


NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-A LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Next Interest Rate              Number of       Principal   % of        Principal    Average   Loan to Value
Adjustment Date                  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
July-04                                 1       $281,146      0.12 %     $281,146         601      85.00 %
October-04                              1        118,577      0.05       118,577          620      80.00
September-05                            2        322,822      0.14       161,411          631      82.94
October-05                              6        907,079      0.38       151,180          570      79.15
November-05                            13      1,493,278      0.63       114,868          585      77.93
December-05                           139     16,173,150      6.84       116,354          604      83.00
January-06                            723     100,138,300    42.34       138,504          614      82.79
February-06                           521     67,298,946     28.45       129,173          613      83.26
March-06                               70      7,723,829      3.27       110,340          612      81.89
April-06                                1        238,500      0.10       238,500          656      90.00
July-06                                 1         76,115      0.03        76,115          594      85.00
October-06                              5        339,084      0.14        67,817          629      83.51
November-06                             5        756,644      0.32       151,329          584      88.30
December-06                            17      1,907,619      0.81       112,213          598      79.79
January-07                            136     17,521,453      7.41       128,834          618      80.62
February-07                           134     16,769,905      7.09       125,149          612      81.82
March-07                               37      3,975,540      1.68       107,447          599      77.46
April-07                                5        483,600      0.20        96,720          611      76.09
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,817     $236,525,586         %     $130,174         612      82.53 %
---------------------------------------------------------------------------------------------------------------


-------------------------


                          Description of the Collateral

                                GROUP II-B LOANS

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                     $236,521,150.03
Number of Loans                                                       1,623

Average Current Loan Balance                                    $145,730.84        $31,000.00     $750,000.00
(1) Weighted Average Original Loan-to-Value Ratio                    82.33%            23.00%         100.00%
(1) Weighted Average Mortgage Rate                                    7.10%             4.80%          11.70%
(1) Weighted Average Net Mortgage Rate                                6.57%             4.32%          11.12%
(1) Weighted Average Note Margin                                      6.90%             2.25%          11.18%
(1) Weighted Average Maximum Mortgage Rate                           13.49%            10.80%          18.70%
(1) Weighted Average Minimum Mortgage Rate                            7.28%             2.25%          11.70%
(1) Weighted Average Term to Next Rate Adjustment Rate
(months)                                                                 25                17              38
(1) Weighted Average Remaining Term to Stated Maturity
(months)                                                                359               353             360
(1) (2) Weighted Average Credit Score                                   615               490             806
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
(1) Weighted Average reflected in Total. (2) 99.64% of the Group II-B Loans have
Credit Scores.
(3) Includes loans that will be transferred to HomeComings within 90 days.
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
         Product Type                         ARM                                            100.00%

         Lien                                 First                                          100.00%

         Property Type                        Single Family detached                          81.09%
                                              Planned Unit Development (detached)              7.07%
                                              Two to Four Family                               3.78%
                                              Planned Unit Development (attached)              2.89%
                                              Condo Low-Rise (Under 5 stories)                 2.63%
                                              Manufactured Home                                1.84%
                                              Townhouse                                        0.53%
                                              Condo High-Rise (Over 9 stories)                 0.14%
                                              Leasehold                                        0.03%

         Occupancy Status                     Primary Residence                               93.90%
                                              Non Owner-occupied                               5.39%
                                              Second/Vacation                                  0.71%

         Documentation Type                   Full Documentation                              81.82%
                                              Reduced Documentation                           18.18%


         Loans with Prepayment Penalties                                                      72.60%

         Loans serviced by HomeComings(3)                                                     87.74%
--------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------


CREDIT SCORE DISTRIBUTION OF THE GROUP II-B LOANS

-----------------------------------------------------------------------------------------------------
                                                                         Average    Weighted Average
Range of                         Number of       Principal   % of        Principal  Loan to Value
Credit Scores                   Mortgage Loans   Balance   Gr. I Loans    Balance    Ratio*

-----------------------------------------------------------------------------------------------------
 499 or less                            3       $226,024      0.10 %     $75,341         52.84 %
 500 - 519                             18      2,154,001      0.91       119,667         73.25
 520 - 539                             79      8,933,983      3.78       113,088         74.96
 540 - 559                            172     22,446,032      9.49       130,500         77.60
 560 - 579                            199     25,384,408     10.73       127,560         81.86
 580 - 599                            237     30,988,838     13.10       130,755         81.91
 600 - 619                            290     42,748,480     18.07       147,409         84.52
 620 - 639                            212     33,634,336     14.22       158,653         83.47
 640 - 659                            163     27,480,969     11.62       168,595         85.21
 660 - 679                             97     15,884,737      6.72       163,760         83.54
 680 - 699                             69     12,090,569      5.11       175,226         80.76
 700 - 719                             31      5,466,871      2.31       176,351         83.24
 720 - 739                             20      3,234,911      1.37       161,746         84.08
 740 - 759                             11      2,386,022      1.01       216,911         85.12
 760 or greater                        13      2,608,112      1.10       200,624         84.64
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 SUBTOTAL WITH CREDIT SCORES        1,614     $235,668,292   99.64 %     $146,015        82.38 %
 Not Available*                         9        852,858      0.36        94,762         69.91
-----------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731        82.33 %
-----------------------------------------------------------------------------------------------------

*Mortgage Loans indicated as having a Credit Score that is "not available" include certain Mortgage Loans where the Credit Score was not provided by the related seller and Mortgage Loans where no credit history can be obtained for the related mortgagor.





ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------

                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Loan Principal         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
Balances ($)                                                                           Score
 ---------------------------------------------------------------------------------------------------------------
            1 - 100,000               705     $53,577,751    22.65 %     $75,997          602      78.85 %
 100,001 - 200,000                    482     56,735,277     23.99       117,708          608      81.80
 200,001 - 300,000                    278     67,735,473     28.64       243,653          620      83.47
 300,001 - 400,000                    132     46,002,067     19.45       348,501          621      84.65
 400,001 - 500,000                     21      9,352,332      3.95       445,349          647      86.89
 500,001 - 600,000                      3      1,618,250      0.68       539,417          642      84.78
 700,001 - 800,000                      2      1,500,000      0.63       750,000          688      73.50
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                      100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



NET MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.000 - 4.499                           3     $1,261,279      0.53 %     $420,426         689      77.03 %
4.500 - 4.999                          23      5,499,306      2.33       239,100          654      81.29
5.000 - 5.499                         110     24,401,299     10.32       221,830          650      81.86
5.500 - 5.999                         179     30,403,701     12.85       169,853          636      81.46
6.000 - 6.499                         349     56,918,521     24.06       163,090          627      83.01
6.500 - 6.999                         325     47,729,174     20.18       146,859          608      83.23
7.000 - 7.499                         300     35,303,332     14.93       117,678          590      83.29
7.500 - 7.999                         168     19,054,138      8.06       113,417          593      81.24
8.000 - 8.499                          92      9,118,215      3.86        99,111          571      80.47
8.500 - 8.999                          45      4,088,466      1.73        90,855          567      79.94
9.000 - 9.499                          19      1,789,665      0.76        94,193          544      77.45
9.500 - 9.999                           5        360,593      0.15        72,119          531      74.74
10.000 - 10.499                         3        220,630      0.09        73,543          568      81.11
10.500 - 10.999                         1        264,914      0.11       264,914          564      62.00
11.000 - 11.499                         1        107,917      0.05       107,917          548      85.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------




MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
Range of Net                     Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
4.500 - 4.999                           3     $1,261,279      0.53 %     $420,426         689      77.03 %
5.000 - 5.499                          23      5,499,306      2.33       239,100          654      81.29
5.500 - 5.999                         106     24,117,312     10.20       227,522          652      82.37
6.000 - 6.499                         158     25,762,540     10.89       163,054          639      81.33
6.500 - 6.999                         365     61,114,353     25.84       167,437          628      83.05
7.000 - 7.499                         286     41,452,104     17.53       144,937          608      83.19
7.500 - 7.999                         327     40,171,279     16.98       122,848          591      82.93
8.000 - 8.499                         160     17,657,828      7.47       110,361          589      81.18
8.500 - 8.999                         114     11,996,021      5.07       105,228          572      80.49
9.000 - 9.499                          40      3,553,770      1.50        88,844          569      82.15
9.500 - 9.999                          30      2,901,303      1.23        96,710          545      78.41
10.000 - 10.499                         6        440,593      0.19        73,432          528      68.98
10.500 - 10.999                         3        220,630      0.09        73,543          568      81.11
11.000 - 11.499                         1        264,914      0.11       264,914          564      62.00
11.500 - 11.999                         1        107,917      0.05       107,917          548      85.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II-B LOANS

--------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Original                Number of       Principal   % of        Principal    Average   Loan to Value
Loan to Value Ratios (%)         Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------
0.01 - 50.00                           43     $3,473,602      1.47 %     $80,781          591
50.01 - 55.00                          19      2,601,536      1.10       136,923          602
55.01 - 60.00                          40      3,885,494      1.64        97,137          581
60.01 - 65.00                          45      5,101,902      2.16       113,376          597
65.01 - 70.00                          70      9,451,874      4.00       135,027          592
70.01 - 75.00                         151     21,090,676      8.92       139,673          604
75.01 - 80.00                         480     67,527,278     28.55       140,682          623
80.01 - 85.00                         295     42,101,103     17.80       142,716          611
85.01 - 90.00                         323     52,791,358     22.32       163,441          608
90.01 - 95.00                         106     18,080,298      7.64       170,569          642
95.01 - 100.00                         51     10,416,030      4.40       204,236          648
--------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615
--------------------------------------------------------------------------------------------------







GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
State or Territory               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

--------------------------------------------------------------------------------------------------------------
California                            166     $43,258,265    18.29 %     $260,592         629      81.00 %
Florida                               138     17,983,324      7.60       130,314          621      81.06
Michigan                              150     14,556,087      6.15        97,041          609      80.36
Illinois                               79     12,229,407      5.17       154,803          620      82.74
Minnesota                              59     10,072,680      4.26       170,723          615      83.19
New York                               37      8,785,908      3.71       237,457          621      81.13
Georgia                                69      8,334,720      3.52       120,793          609      82.26
Texas                                  79      8,205,907      3.47       103,872          596      82.44
Massachusetts                          25      7,876,799      3.33       315,072          629      83.69
Virginia                               46      7,715,219      3.26       167,722          602      83.33
North Carolina                         59      7,439,739      3.15       126,097          611      85.98
Other                                 716     90,063,096     38.08       125,786          610      83.01
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------

Note: Other includes states and the District of Columbia with under 3% concentrations individually.


MORTGAGE LOAN PURPOSE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Loan Purpose                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
--------------------------------------------------------------------------------------------------------------
Equity Refinance                    1,052     $154,953,946   65.51 %     $147,295         608      81.34 %
Purchase                              444     63,543,611     26.87       143,116          633      84.94
Rate/Term Refinance                   127     18,023,594      7.62       141,918          613      81.67
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


MORTGAGE LOAN DOCUMENTATION TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Documentation Type               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score

---------------------------------------------------------------------------------------------------------------
Full Documentation                  1,350     $193,520,706   81.82 %     $143,349         609      83.56 %
Reduced Documentation                 273     43,000,444     18.18       157,511          643      76.82
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------


OCCUPANCY TYPE OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                          Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Occupancy Type                   Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
Primary Residence                   1,488     $222,089,007   93.90 %     $149,253         613      82.66 %
Non Owner-occupied                    120     12,747,470      5.39       106,229          651      77.43
Second/Vacation                        15      1,684,673      0.71       112,312          661      76.88
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------



MORTGAGED PROPERTY TYPES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Property Type                    Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
----------------------------------------------------------------------------------------------------------------
Single Family detached              1,350     $191,787,172   81.09 %     $142,065          613      82.30 %
Planned Unit Development
(detached)                             86     16,730,143      7.07        194,537          605      83.93
Two to Four Family                     57      8,940,146      3.78        156,845          630      79.03
Planned Unit Development
(attached)                             33      6,838,803      2.89        207,236          631      89.03
Condo Low-Rise (Under 5 stories)       39      6,227,386      2.63        159,677          646      81.76
Manufactured Home                      44      4,352,366      1.84         98,917          637      77.70
Townhouse                              12      1,246,917      0.53        103,910          621      73.18
Condo High-Rise (Over 9 stories)        1        337,350      0.14        337,350          623      75.00
Leasehold                               1         60,868      0.03         60,868          746      90.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL:                              1,623     $236,521,150   100.00      $145,731          615      82.33 %
                                                                   %
----------------------------------------------------------------------------------------------------------------





CREDIT GRADES OF THE GROUP II-B LOANS

----------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Credit Grade                     Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
----------------------------------------------------------------------------------------------------------------
A4                                    607     $94,663,748    40.02 %     $155,953          647      83.19 %
AX                                    453     71,209,153     30.11        157,195          621      84.01
AM                                    273     38,182,088     16.14        139,861          579      83.62
B                                     169     20,629,652      8.72        122,069          557      77.21
C                                      93      9,098,824      3.85         97,837          548      71.92
CM                                     28      2,737,685      1.16         97,774          526      64.34
----------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731          615      82.33 %
----------------------------------------------------------------------------------------------------------------


PREPAYMENT PENALTY TERMS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
                                 Number of       Principal   % of        Principal    Average   Loan to Value
Prepayment Penalty Term          Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
12 Months                              75     $16,111,114     6.81 %     $214,815         631      84.96 %
24 Months                             811     122,975,712    51.99       151,635          613      83.22
36 Months                             248     30,601,688     12.94       123,394          620      81.03
60 Months                               6        422,650      0.18        70,442          600      83.81
None                                  477     64,798,281     27.40       135,845          614      80.66
Other                                   6      1,611,704      0.68       268,617          586      80.39
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment penalty terms not equal to 12, 24, 36, or 60 months. No loans have prepayment penalty terms greater than 60 months.








NOTE MARGINS OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of                         Number of       Principal   % of        Principal    Average   Loan to Value
Note Margins (%)                Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.499                           1        $67,124      0.03 %     $67,124          614      70.00 %
4.000 - 4.499                           7      2,005,559      0.85       286,508          670      79.25
4.500 - 4.999                          20      4,894,128      2.07       244,706          661      84.57
5.000 - 5.499                          91     18,649,314      7.88       204,938          642      84.06
5.500 - 5.999                         133     25,312,766     10.70       190,322          634      84.62
6.000 - 6.499                         162     29,698,597     12.56       183,325          630      83.66
6.500 - 6.999                         314     48,506,472     20.51       154,479          616      81.77
7.000 - 7.499                         294     37,693,473     15.94       128,209          616      80.02
7.500 - 7.999                         217     28,884,307     12.21       133,107          602      82.59
8.000 - 8.499                         207     23,391,469      9.89       113,002          587      82.57
8.500 - 8.999                          88      9,572,697      4.05       108,781          576      82.81
9.000 - 9.499                          55      4,856,489      2.05        88,300          566      78.69
9.500 - 9.999                          27      2,487,841      1.05        92,142          549      75.71
10.000 - 10.499                         5        363,662      0.15        72,732          552      77.92
10.500 - 10.999                         1        106,250      0.04       106,250          585      85.00
11.000 - 11.499                         1         31,000      0.01        31,000          526      56.00
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     145,731          615      82.33 %
---------------------------------------------------------------------------------------------------------------




MAXIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Maximum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
10.000 - 10.999                         2       $849,875      0.36 %     $424,938         718      75.59 %
11.000 - 11.999                        64     12,228,759      5.17       191,074          661      82.58
12.000 - 12.999                       409     72,962,682     30.85       178,393          638      81.94
13.000 - 13.999                       600     85,443,821     36.13       142,406          611      83.38
14.000 - 14.999                       372     46,237,959     19.55       124,296          591      81.52
15.000 - 15.999                       130     14,418,398      6.10       110,911          575      81.26
16.000 - 16.999                        39      3,569,473      1.51        91,525          564      82.74
17.000 - 17.999                         5        437,352      0.18        87,470          550      79.32
18.000 - 18.999                         2        372,831      0.16       186,416          559      68.66
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------





MINIMUM MORTGAGE RATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Range of Minimum                 Number of       Principal   % of        Principal    Average   Loan to Value
Mortgage Rates (%)               Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
2.000 - 2.999                           1        $67,124      0.03 %     $67,124          614      70.00 %
4.000 - 4.999                           3      1,085,875      0.46       361,958          718      76.55
5.000 - 5.999                          90     17,994,475      7.61       199,939          651      82.52
6.000 - 6.999                         425     78,024,428     32.99       183,587          635      83.15
7.000 - 7.999                         632     87,933,198     37.18       139,135          609      82.12
8.000 - 8.999                         363     41,481,667     17.54       114,275          586      82.30
9.000 - 9.999                          97      8,862,659      3.75        91,368          565      78.90
10.000 - 10.999                         9        667,892      0.28        74,210          546      76.95
11.000 - 11.999                         3        403,831      0.17       134,610          557      67.69
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------



NEXT INTEREST RATE ADJUSTMENT DATES OF THE GROUP II-B LOANS

---------------------------------------------------------------------------------------------------------------
                                                                         Average      Weighted  Weighted Average
Next Interest Rate               Number of       Principal   % of        Principal    Average   Loan to Value
Adjustment Date                  Mortgage Loans   Balance   Gr. I Loans    Balance    Credit      Ratio*
                                                                                       Score
---------------------------------------------------------------------------------------------------------------
July-05                                 1       $116,004      0.05 %     $116,004         570      69.00 %
September-05                            1        123,560      0.05       123,560          761      85.00
October-05                              2        161,261      0.07        80,631          652      88.36
November-05                            13      2,257,535      0.95       173,657          627      82.65
December-05                           135     19,817,504      8.38       146,796          597      81.83
January-06                            626     95,322,537     40.30       152,272          613      82.49
February-06                           482     70,128,728     29.65       145,495          620      83.66
March-06                               72      8,974,993      3.79       124,653          603      80.70
July-06                                 1         60,868      0.03        60,868          746      90.00
October-06                              1         93,160      0.04        93,160          688      80.00
November-06                             2        173,955      0.07        86,977          618      90.63
December-06                            15      2,191,151      0.93       146,077          625      82.26
January-07                            107     15,056,502      6.37       140,715          626      80.99
February-07                           123     16,183,531      6.84       131,573          614      79.59
March-07                               39      5,614,560      2.37       143,963          637      79.09
April-07                                3        245,300        0.10      81,767          631      72.46
---------------------------------------------------------------------------------------------------------------
TOTAL:                                                       100.00
                                    1,623     $236,521,150         %     $145,731         615      82.33 %
---------------------------------------------------------------------------------------------------------------

